                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                        FORM 8-K

                                     CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     NOVEMBER 12, 1997
                                                     -----------------

                       WASHINGTON REAL ESTATE INVESTMENT TRUST
------------------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)

     Maryland                         1-6622                     53-0261100
------------------------------------------------------------------------------
  (State or other jurisdiction of   (Commission File      (IRS Employer
   incorporation)                    Number)            Identification Number)

            10400 Connecticut Avenue, Kensington, Maryland       20895
------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (301) 929-5900
                                                   ---------------

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 12, 1997 WRIT Limited Partnership, a 99% owned subsidiary of Washington Real Estate Investment Trust ("WRIT"), purchased Bethesda Hill apartment building ("Bethesda Hill") containing 195 residential units in ten four story buildings located in Bethesda, Maryland from an independent equity fund of First National Bank of Chicago, for a contract purchase price of $17,000,000. The contract purchase price was paid out of an advance from WRIT's unsecured line of credit with Crestar Bank and its participant, Signet Bank/Virginia ("Crestar"). On the date of acquisition, Bethesda Hill was 98% leased.

     On November 14, 1997 WRIT Limited Partnership purchased Space Center Tysons office building ("Space Center Tysons") containing 478,000 rentable square feet located in McLean, Virginia from Space Center Tysons, Inc., for a contract purchase price of $76,000,000. The contract purchase price was paid out of advances from WRIT's unsecured lines of credit with Crestar and the First National Bank of Chicago, and out of an advance from WRIT's unsecured bridge loan with the First National Bank of Chicago. WRIT's unsecured bridge loan bears interest at the rate of LIBOR plus 70 basis points and matures on February 28, 1998. Management believes that the term of this bridge loan could be extended, or the loan could be repaid through the sale of long term or medium term notes. On the date of acquisition, the Property was 100% leased. Major tenants of the Property include Wang Federal, Xerox, Sun Microsystems, Electronic Data Systems, Fleet Mortgage and Financial Dynamics.

     As further discussed in WRIT's Form 8-K filed on October 31, 1997, WRIT Limited Partnership purchased 1600 Wilson Boulevard office building ("1600 Wilson Boulevard") on October 17, 1997. Bethesda Hill, Space Center Tysons and 1600 Wilson Boulevard are herein collectively referred to as the "Properties."

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired

          The acquisitions on November 12, 1997 of Bethesda Hill and on November 14, 1997 of Space Center Tysons constitute the acquisition of a "significant amount of assets" as defined in Regulation S-X. The following financial statements for the assets acquired by WRIT are filed as exhibits hereto:

          1. Bethesda Hill - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1996.

          2. Space Center Tysons - Audited Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1996.

          In acquiring Bethesda Hill and Space Center Tysons, WRIT evaluated among other things, sources of revenue (including but not limited to, competition in the rental market, comparative rents and occupancy rates) and expenses (including but not limited to, utility rates, ad valorem tax rates, maintenance expenses and anticipated capital expenditures). The historical operating results of Bethesda Hill and Space Center Tysons may not necessarily be indicative of future operating results.

     (b)  Pro Forma Financial Information

          The following pro forma financial statements for a substantial majority of the assets acquired by WRIT in 1997 are filed as an exhibit hereto:

          1. WRIT Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 and the Condensed and Consolidated Statements of Operations for the year ended December 31, 1996 and the nine months ended September 30, 1997.

     (c)  Exhibits

          23.  Consent of Auditors

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               WASHINGTON REAL ESTATE INVESTMENT TRUST
                               ---------------------------------------
                                            (Registrant)

                          By:  /s/ Laura M. Franklin
                               --------------------------------
                                         (Signature)

                               Laura M. Franklin
                               Vice President &
                               Chief Accounting Officer

    November 21, 1997
    -----------------------
           (Date)

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

    The pro forma balance sheet as of September 30, 1997 presents combined financial information as if the acquisition of the Properties had taken place on September 30, 1997. The pro forma statements of operations for the year ended December 31, 1997 and for the nine months ended September 30, 1997 present combined financial information as if the acquisition of the Properties had taken place as of January 1, 1996.

    WRIT purchased Space Center Tysons on November 14, 1997, Bethesda Hill on November 12, 1997 and 1600 Wilson Boulevard on October 17, 1997.

    The pro forma statement of operations shows earnings in the amount of $30,941 and $24,661 for the year ended December 31, 1996 and the nine months ended September 30, 1997, respectively, after giving effect to certain pro forma adjustments required to reflect the operating results as if the Properties had been acquired as January 1, 1996.

                        PRO FORMA BALANCE SHEET
                           SEPTEMBER 30, 1997
                  (in thousands, except per share data)

                                                             PRO
                                                             FORMA       PRO
                                           REGISTRANT        ADJ'S      FORMA
                                         ---------------   ----------  ----------
Assets
  Real estate at cost..................    $375,109       (1)$116,300  $491,409
  Accumulated depreciation.............     (53,850)           --       (53,850)
                                         ---------------   ----------  ---------
                                            321,259           116,300   437,559
  Mortgage note receivable.............         796             --          796
                                         ---------------   ----------  ---------
    Total Investment in Real Estate....     322,055           116,300   438,355
  Cash and temporary investments,
    receivables, prepaid expenses and
    other assets.......................      47,412       (1) (23,300)   24,112
                                        ----------------   ----------  ---------
                                           $369,467         $  93,000  $462,467
                                        ----------------   ----------  ---------
                                        ----------------   ----------  ---------

Liabilities
  Senior notes payable.................    $100,000         $  --      $100,000
  Mortgage note payable................       7,494            --         7,494
  Lines of credit payable and bridge
    loan payable.......................         --        (1)  93,000    93,000
  Accounts payable and other
    liabilities........................      6,893             --         6,893
  Tenant security deposits.............      2,788             --         2,788
                                        ----------------  -----------  ---------
                                           117,175             93,000   210,175
                                        ----------------  -----------  ---------

Shareholders' Equity
  Shares of beneficial interest, $0.01
    par value, 100,000,000 authorized,
    35,577,844 issued and outstanding
    at September 30, 1997..............        356             --           356

  Additional paid-in capital...........    251,936             --       251,936
                                        ----------------  -----------  ---------
                                           252,292             --       252,292
                                        ----------------  -----------  ---------
                                          $369,467          $  93,000  $462,467
                                        ----------------  -----------  ---------
                                        ----------------  -----------  ---------



(1) Adjustment to reflect contract purchase prices of Bethesda Hill and Space Center Tysons of $17,000 and $76,000, respectively, paid out of advances from WRIT's lines of credit and bridge loan, and 1600 Wilson Boulevard of $23,300 funded from the proceeds of the August 1, 1997 equity offering.

                  WASHINGTON REAL ESTATE INVESTMENT TRUST
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1996
                 (in thousands, except per share amounts)

                                                                                             PRO
                                               BETHESDA    SPACE CENTER     1600 WILSON     FORMA       PRO
                                REGISTRANT       HILL         TYSONS         BOULEVARD      ADJ'S      FORMA
                               -------------  -----------  --------------  -------------  ----------  ---------
Real estate revenue..........   $    65,541    $   2,752    $      8,309     $   3,723    $  --       $  80,325
Real estate expenses.........       (21,932)        (998)         (2,692)       (1,153)  (1)   (444)    (27,219)
                               -------------  -----------  --------------  -------------  ----------  ----------
                                     43,609        1,754           5,617         2,570         (444)     53,106
Depreciation.................        (7,784)      --              --              --     (2) (2,714)    (10,498)
                               -------------  -----------  --------------  -------------  ----------  ----------

Income from real estate......        35,825        1,754           5,617         2,570       (3,158)     42,608
Other income (expense)
  Investment income..........           708       --              --              --     (3)  2,105       2,813
  Interest expense...........        (5,474)      --              --              --     (4) (5,911)    (11,385)
  General and administrative.        (3,095)      --              --              --           --        (3,095)
                               -------------  -----------  --------------  -------------  ----------  ----------

Net income...................   $    27,964    $   1,754    $      5,617     $   2,570      ($6,964)   $  30,941
                               -------------  -----------  --------------  -------------  ----------  ----------
                               -------------  -----------  --------------  -------------  ----------  ----------

Net income per share.........   $      0.88                                                               $ 0.87
Weighted average number of
  shares.....................    31,761,896                                                       (5) 35,511,896


(1) Property management fees based on rate schedule paid by Registrant.

(2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

(3) Investment income generated from the investment of the proceeds of the August 1, 1997 equity offering

(4) Interest expense of $5,911 based on Registrant's weighted average borrowing rate of 6.356% on $93,000 borrowed for the acquisition of Bethesda Hill and Space Center

(5) Represents the weighted average number of shares that would have been outstanding if the August 1, 1997 equity offering had occurred on January 1, 1996

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                     (in thousands, except per share amounts)


                                                                                               PRO
                                               BETHESDA      SPACE CENTER     1600 WILSON     FORMA        PRO
                                REGISTRANT       HILL           TYSONS         BOULEVARD      ADJ'S       FORMA
                               -------------  -----------  ----------------  -------------  ---------   ----------
Real estate revenue..........   $    57,037    $   2,149      $    7,021       $ 2,573       $  --        $ 68,780
Real estate expenses.........       (18,563)        (645)         (1,995)         (946)  (1)    (352)      (22,501)
                               -------------  -----------  ----------------     ------      ---------   ----------
                                     38,474        1,504           5,026         1,627          (352)       46,279
Depreciation.................        (7,626)        --              --            --     (2)  (2,035)       (9,661)
                               -------------  -----------  ----------------     ------      ---------   ----------
Income from real estate......        30,848        1,504           5,026         1,627        (2,387)       36,618
Other income (expense)
 Investment income...........           717         --              --            --     (3)   1,130         1,847
 Interest expense............        (6,789)        --              --            --     (4)  (4,070)      (10,859)
 General and administrative..        (2,945)        --              --            --            --          (2,945)
                               -------------  -----------  ----------------     ------      ---------   ----------
Net income...................   $    21,831    $   1,504      $    5,026       $ 1,627      ($ 5,327)     $ 24,661
                               -------------  -----------  ----------------     ------      ---------   ----------
                               -------------  -----------  ----------------     ------      ---------   ----------
Net income per share.........   $      0.67                                                               $   0.69
Weighted average number of
  shares.....................    32,663,726                                                          (5)35,580,393

------------------------

(1) Property management fees based on rate schedule paid by Registrant.

(2) Depreciation over 30 years, based upon the portion of the puchase price allocated to building and improvements.

(3) Investment income generated from the investment of the proceeds of the August 1, 1997 equity offering

(4) Interest expense of $4,433 based on Registrant's weighted average borrowing rate of 6.356% on $93,000 borrowed for the acquisition of Bethesda Hill and Space Center

(5) Reduction in interest expense of $363 that would have occurred had the funds from the August 1, 1997 equity offering been available at the time of the purchase of two properties in February 1997 that are immaterial individually and in the aggregate to WRIT's financial statements.

(6) Represents the weighted average number of shares that would have been outstanding if the August 1, 1997 equity offering had occurred on January 1, 1996

                            Independent Auditors' Report

To the Board of Trustees of
Washington Real Estate Investment Trust

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Bethesda Hill Apartments ("Historical Summary") for the year ended December 31, 1996. This Historical Summary is the responsibility of the Apartments' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Apartments' revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Bethesda Hill Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

STOY, MALONE & COMPANY, P.C.

Bethesda, Maryland
November 12, 1997

                              BETHESDA HILL APARTMENTS

                        HISTORICAL SUMMARY OF GROSS INCOME AND
                              DIRECT OPERATING EXPENSES

                             Year Ended December 31, 1996

Gross income:
     Base rents...................................      $2,725,546
     Other........................................          26,415
                                                        ----------

          Total gross income......................      $2,751,961
                                                        ----------
                                                        ----------

Direct operating expenses:
     Repairs and maintenance......................      $  364,852
     Real estate taxes............................         300,480
     Administrative and marketing.................         142,422
     Utilities....................................          90,204
     Insurance....................................          59,595
     Cleaning and trash removal...................          34,120
     Taxes - other................................           6,263
                                                        ----------

          Total direct operating expenses.........      $  997,936
                                                        ----------
                                                        ----------

The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

                               BETHESDA HILL APARTMENTS

                      NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                               DIRECT OPERATING EXPENSES

NOTE 1 - NATURE OF BUSINESS:

Bethesda Hill Apartments ("Bethesda Hill") is an apartment complex located in Bethesda, Maryland containing 195 rental units consisting of one and two bedroom apartments and two bedroom townhomes.

The operations of Bethesda Hill consist of leasing residential space to various tenants. Leases are generally for terms of one year or less. There are no contingent rentals involved.

NOTE 2 - BASIS OF PRESENTATION:

Washington Real Estate Investment Trust purchased Bethesda Hill on November 12, 1997. The Historical Summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This Historical Summary includes the historical gross income and direct operating expenses of Bethesda Hill Apartments, exclusive of the following expenses which may not be comparable to the proposed future operations:

     (a)  Interest expense on existing mortgages and borrowings
     (b)  Depreciation of property and equipment
     (c)  Management and leasing fees
     (d)  Certain corporate expenses
     (e)  Provisions for income taxes

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees of
Washington Real Estate Investment Trust

    We have audited the accompanying historical summary of gross income and direct operating expenses of Space Center Tysons, Inc. ("Space Center Tysons") ("Historical Summary") for the year ended December 31, 1996. This historical summary is the responsibility of Space Center Tysons' management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

    The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Company's revenue and expenses.

    In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of Space Center Tysons, Inc. for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                       McGladrey & Pullen, LLP

Minneapolis, Minnesota
November 14, 1997

SPACE CENTER TYSONS, INC.

HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES
Year Ended December 31, 1996

Gross income:
 Building rent..................................................................  $8,246,604
 Parking rent...................................................................      41,989
 Other..........................................................................      20,816
                                                                                   ---------
   Total gross income...........................................................  $8,309,409
                                                                                   ---------
                                                                                   ---------
Direct operating expenses:
 Utilities......................................................................  $  906,840
 Repairs and maintenance........................................................     519,515
 Real estate taxes..............................................................     479,730
 Janitorial services............................................................     450,683
 Groundskeeping.................................................................     192,102
 Insurance......................................................................      90,987
 Other..........................................................................      51,956
                                                                                   ---------
   Total direct operating expenses..............................................  $2,691,813
                                                                                   ---------
                                                                                   ---------

    The Notes to Historical Summary of Gross Income and Direct Operating Expenses are an integral part of this summary.

NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND DIRECT OPERATING EXPENSES

Note 1. Nature of Business and Summary of Significant Accounting Policies

    Nature of business: Space Center Tysons, Inc. ("Space Center Tysons") is a real estate company that owns and manages facilities on the Washington, D.C., beltway at 7900 Westpark Drive, McLean, Virginia. The facilities consist of Space Center Tysons--Tower ("Tower") and Space Center Tysons--Atrium ("Atrium"). Tower is a 13-story, 250,000-square-foot office building, and Atrium is a 6-story, 225,000-square-foot office building. In addition, a 680,000-square-foot parking ramp and a 6-story atrium connect the Tower and Atrium office buildings.

    Revenue recognition: Revenue is accounted for by the operating method whereby rent is recognized ratably over the term of the leases.

    Future minimum rent revenues: Space Center Tysons leases space to tenants under noncancelable lease agreements expiring at various dates through December 2006. Future minimum rent revenues to be received from leases in effect as of December 31, 1996, are as follows:

Years ending December 31:
 1997...............................................................   $9,325,749
 1998...............................................................    8,969,129
 1999...............................................................    8,471,834
 2000...............................................................    7,916,082
 2001...............................................................    7,328,109
 Thereafter.........................................................   10,155,474
                                                                       ----------
                                                                      $52,166,377
                                                                       ----------
                                                                       -----------

    Space Center Tysons had two tenants which accounted for approximately 65 percent of gross income recognized in the historical summary for the year ended December 31, 1996.

Note 2. Basis of Presentation

    Washington Real Estate Investment Trust purchased Space Center Tysons, Inc. on November 14, 1997. The historical summary has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Securities and Exchange Commission (SEC), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC. This historical summary includes the historical gross income and direct operating expenses of Space Center Tysons, Inc., exclusive of the following expenses which may not be comparable to the proposed future operations:

    (a) Interest expense on existing mortgages and borrowings

    (b) Depreciation of property and equipment

    (c) Management and leasing fees

    (d) Provisions for income taxes